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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 5, 2001



                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-09781                  74-2099724
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

    1600 Smith Street, Dept. HQSEO, Houston, Texas              77002
       (Address of principal executive offices)               (Zip Code)

                                 (713) 324-2950
              (Registrant's telephone number, including area code)
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Item 7.         Financial Statements and Exhibits.

                (c)      Exhibits

                         99.1       Presentation Data

                         99.2       Risk Factors


Item 9.         Regulation FD Disclosure.

The Company is furnishing herewith certain data being presented by certain of its executive officers at a conference on February 5, 2001.

Beginning Monday, February 5, 2001 an audio webcast of their remarks and accompanying graphic presentation will be made available under our Investor Relations - Investor Presentation section at Continental's corporate website at http://www.continental.com/corporate.

The information presented may contain forward looking statements, and certain assumptions upon which such forward looking statements are in part based. Numerous important factors, including those factors identified as Risk Factors and presented herewith in Exhibit 99.2, and the fact that the assumptions set forth below could prove incorrect, could cause actual results to differ materially from those contained in such forward looking statements.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONTINENTAL AIRLINES, INC.



                                             By /s/ Jeffery A. Smisek
                                                --------------------------------
                                                Jeffery A. Smisek
                                                Executive Vice President
                                                and General Counsel


February 2, 2001



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                                  EXHIBIT INDEX


99.1       Presentation Data

99.2       Risk Factors